UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  May 10, 2018

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2018, DXP Enterprises, Inc., (the “Company”) announced that on May 10, 2018 Eugene (Gene) Padgett had been appointed as the Company’s new Chief Accounting Officer, effective May 21, 2018. Mr. Padgett is a certified public accountant and has over 20 years of experience in accounting within a public company environment.  Gene replaces Mac McConnell, who retired on March 31, 2018.

Prior to joining the Company, Mr. Padgett, aged 48, spent ten years with Spectra Energy in several positions with increasing responsibility including General Manager of U.S. and Canadian Tax, Director of U.S. Operations Accounting and General Manager Corporate Accounting.  Prior to Spectra Energy, he spent seven years with Duke Energy in various roles covering Corporate Accounting, Accounting Research and Policy and working as a divisional controller.  Mr. Padgett started his career at PricewaterhouseCoopers.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Padgett and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Padgett and any other person pursuant to which Mr. Padgett was appointed. There are no transactions in which Mr. Padgett has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As the Chief Accounting Officer, it is contemplated that Mr. Padgett will receive a base salary of $150,000 per year and be eligible to receive a 20% first year cash bonus pro-rated from May 21, 2018 and subject to certain performance requirements. It is also contemplated that Mr. Padgett will also receive a grant of 750 shares of restricted stock or restricted stock units that will vest over two years and after one year of employment he will receive 1,000 shares of restricted stock or restricted stock units that will vest over 3 years. He will also be eligible to participate in standard Company benefit programs available to similarly situated officers.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included herein:

99.1 Press release dated May 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:	/s/Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

Dated: May 15, 2018

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 15, 2018